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                                                                    Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Christopher J. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              SAFEGUARD SCIENTIFICS, INC.


Date: August 14, 2002                         /s/ CHRISTOPHER J. DAVIS
                                              ----------------------------------
                                                  Christopher J. Davis
                                                  Chief Financial Officer



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